National Life Insurance Company

National Variable Annuity Account II

Supplement dated July 5, 2024

to the Prospectus dated April 29, 2024

for the

Sentinel Advantage Variable Annuity

Correction of VanEck VIP Emerging Markets Bond Fund (Initial Class) Expense Ratio

The Prospectus for the Sentinel Advantage Variable Annuity (“SAVA”) Contracts dated April 29, 2024, incorrectly stated the expense ratio for the VanEck Emerging Markets Bond Fund (Initial Class) (the “Fund”) as 1.11%. The Fund’s expense ratio is 1.13%.

If you have any questions, please contact us at 1-800-732-8939.

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE APPLICABLE PROSPECTUS, AND BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE.